Filed pursuant to Rule 497(a)(1)
Registration No. 333-171368
Rule 482ad

Hercules Technology Growth Capital, Inc. Prices Public Offering of Common Stock

Palo Alto, Calif. — January 20, 2012 — Hercules Technology Growth Capital, Inc. (NASDAQ: HTGC) (“Hercules”) announced that it has priced its public offering of 5,000,000 shares of common stock. Hercules has granted the underwriter a 30-day option to purchase up to an additional 750,000 shares of common stock. The offering is subject to customary closing conditions and is expected to close on January 24, 2011. The last reported sales price of Hercules’ common stock on January 19, 2012 was $10.25 per share. Citigroup is the sole underwriter of this offering.

Hercules expects to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

The securities described above are being offered by Hercules pursuant to an effective shelf registration statement. The offering may be made only by means of a prospectus supplement and the accompanying prospectus, copies of which may be obtained from Citigroup, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 (telephone number: 1-800-831-9146).

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of Hercules before investing. The prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Hercules and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Technology Growth Capital, Inc.:

Hercules Technology Growth Capital, Inc. is a Nasdaq traded specialty finance firm providing customized loans to public and private companies in the technology, clean technology, and life science industries, at all stages of development.

Forward-Looking Statements:

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Hercules Technology Growth Capital, Inc.

Main, 650.289.3060 HT-HN

info@htgc.com

Sally Borg, 650.289.3066

sborg@htgc.com